SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004

Comcast Corporation

(Exact Name of Registrant
as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-50093	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street
Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

(215) 665-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On April 28, 2004, Comcast Corporation issued a press release announcing the withdrawal of its proposal to merge with The Walt Disney Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c). Exhibits.

Exhibit Number	Description

99.1	Press release dated April 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 28, 2004

COMCAST CORPORATION

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 28, 2004.